Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
16.	Income Taxes

The components of income before income tax are as follows:

Year ended December 31,	2010	2011	2012
PRC, excluding Hong Kong	$18,686	$6,923	$87,504
Hong Kong and other jurisdictions	(5,148)	(6,365)	(2,590)

	$13,538	$558	$84,914

The Company’s income is not subject to taxation in BVI under the current BVI law. Subsidiaries operating in Hong Kong and the PRC are subject to income taxes as described below. Under the current Cayman Islands law, NTEEP is not subject to profit tax in the Cayman Islands as it has no business operations in the Cayman Islands. However, it may be subject to Hong Kong income taxes as described below if they have income earned in or derived from Hong Kong, if applicable.

The provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the rate of taxation of 16.5% for the years ended December 31, 2010, 2011 and 2012 to the estimated income earned in or derived from Hong Kong during the respective years, if applicable.

On March 16, 2007, the PRC promulgated the New PRC Tax Law. Under the New Law which became effective from January 1, 2008, inter alia, the tax refund to a Foreign Investment Enterprises (“FIEs”) whose foreign investor directly reinvests by way of capital injection its share of profits obtained from that FIE or another FIE owned by the same foreign investor in establishing or expanding an export-oriented or technologically advanced enterprise in the PRC for a minimum period of five years under the capital reinvestment scheme is removed. In addition, under the New Law, all enterprises (both domestic enterprises and FIEs) will have one uniform tax rate of 25%. On December 6, 2007, the State Council of the PRC issued Implementation Regulations of the New Law. The New Law and Implementation Regulations have changed the tax rate from 15% to 18%, 20%, 22%, 24% and 25% for years ended December 31, 2008, 2009, 2010, 2011, 2012 and afterwards, respectively, for Shenzhen PRC subsidiaries. Moreover, under the New Law, there is no reduction in the tax rate for FIEs such as Zastron Shenzhen, which export 70% or more of the production value of their products with effect from January 1, 2008. As such, the Shenzhen PRC subsidiaries do not have any further benefit since the implementation of the New Law in 2008.

For our subsidiary in Wuxi, China, it is granted a 5-year tax benefit. According to the PRC tax regulation, “Guo Shui Fa (2007) No. 39” issued in 2007, Wuxi Zastron-Flex is entitled to full exemption for the first two years starting 2008 and 50% exemption for the following three years accordingly, and from January 2013, Wuxi Zastron-Flex will have one uniform tax rate of 25%.

The Company, which has subsidiaries that are tax resident in the PRC, will be subject to the PRC dividend withholding tax of 5% when and if undistributed earnings are declared to be paid as dividends commencing on January 1, 2008 to the extent those dividends are paid out of profits that arose on or after January 1, 2008.

The limitation of the Company’s obligation for the 5% dividend withholding tax to only those dividends paid out of earnings that arose on or after January 1, 2008 is due to guidance issued by the PRC government in February 2008. As such, the Company’s tax provision includes $276, nil and nil of income tax expense for the 5%-10% dividend withholding tax on the balance of distributable earnings that arose on or after January 1, 2008 within its PRC subsidiaries as of December 31, 2010, 2011 and 2012, respectively.

Uncertainties exist with respect to how the PRC’s current income tax law applies to the Company’s overall operations, and more specifically, with regard to tax residency status. The New Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for PRC income tax purposes if their place of effective management or control is within PRC. The Implementation Rules to the New Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. occurs within the PRC. Additional guidance is expected to be released by the PRC government in the near future that may clarify how to apply this standard to taxpayers. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Company does not believe that its legal entities organized outside of the PRC should be treated as residents for the New Law’s purposes. If one or more of the Company’s legal entities organized outside of the PRC were characterized as PRC tax residents, the impact would adversely affect the Company’s results of operation.

The Company has made its assessment of each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. Based on the evaluation by the Company, it is concluded that there are no significant uncertain tax positions requiring recognition in the consolidated financial statements. The Company classifies interest and/or penalties related to unrecognized tax benefits as a component of income tax provisions; however, during the years ended December 31, 2010, 2011 and 2012, there were no interest and penalties related to uncertain tax positions, and the Company had no material unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Company does not anticipate any significant increases or decreases to its liability for unrecognized tax benefit within the next twelve months. Other than the audit by the Hong Kong tax authorities as described below, the tax positions for the years 2010 to 2012 may be subject to examination by the PRC and Hong Kong tax authorities.

Tax Disputes with Hong Kong Inland Revenue Department

Since the fourth quarter of 2007, several of our inactive subsidiaries have been involved in tax disputes relating to tax years 1996 and later years with the Inland Revenue Department of Hong Kong, or HKIRD, the income tax authority of the Hong Kong Government. These disputes are discussed sequentially below.

(1) NTTC

(a) In October 2007, the HKIRD issued an assessment Determination against Nam Tai Trading Company Limited (“NTTC”), a limited liability company incorporated in Hong Kong and an indirect wholly-owned subsidiary of the Company. This assessment relates to four tax years from 1996/1997 to 1999/2000. The taxes assessed in this proceeding amount to approximately $2,900.

After consulting Hong Kong tax experts, Nam Tai believed that the position of the HKIRD for the years in question was incorrect as a matter of law and accordingly NTTC objected to the HKIRD’s assessment and appealed it to the Hong Kong Board of Review, an independent body established under Hong Kong Inland Revenue Ordinance to hear appeals of HKIRD assessments. In December 2008, the Board of Review dismissed NTTC’s appeal. According to advice from Senior Counsel in Hong Kong, the Court of Appeal in Hong Kong was unlikely to disturb the findings of the Board of Review. Therefore, NTTC decided not to pursue an appeal.

(b) In addition to the assessment Determination of October 2007, in May 2008, the HKIRD issued a writ against NTTC claiming taxes in the amount of approximately $3,000 for the taxable years from 1997/1998 to 2000/2001, partially overlapping the taxes against NTTC assessed by HKIRD in its assessment Determination of October 2007. Nam Tai’s defense was struck out by the District Court in Hong Kong. According to advice from Senior Counsel in Hong Kong, the Court of Appeal was unlikely to disturb the findings of the District Court. Therefore, NTTC decided not to pursue an appeal against the decision of the District Court.

(c) Furthermore, from May to November 2010, the HKIRD issued three separate writs against NTTC claiming taxes and interests on unpaid taxes, in the amount of approximately $900, $1,100 and $120 for the taxable years from 1996/1997 to 2003/2004, from 1996/1997, 1998/1999 and 1999/2000, and from 1996/1997 to 1999/2000, respectively. NTTC did not contest these proceedings, judgments were thus entered against NTTC.

(d) As a result of the proceedings stated in paragraphs (b) – (c) above, the HKIRD petitioned to the High Court of Hong Kong for a winding-up order against NTTC for the overdue judgment sums on June 10, 2011. The petition was heard in the High Court of Hong Kong on March 13, 2012 before Deputy High Court Judge Tam, S.C. The Court handed down the Judgment and made a winding-up order on June 4, 2012 against NTTC.

The Statement of Affairs has been filed by the directors. The meetings of creditors’ and contributories’ were held in the Hong Kong Official Receiver’s Office on August 16, 2012 and September 5, 2012, respectively. On both occasions, the creditors’ meeting could not proceed due to a lack of quorum. Pursuant to the Order of the Court dated December 4, 2012, Mr. Ng Kwok Wai and Mr. Lui Chi Kit both of Eric Ng C.P.A. Limited have been appointed as the joint and several liquidators of NTTC. By the same Order, no committee of inspection would be formed.

Further, NTGM (as defined below) has on August 14, 2012 appointed Mr. John Robert Lees and Mr. Mat Ng of JLA Asia Limited (formerly known as John Lees Associates) as the Joint and Several Receivers (and Managers) (“the Receivers”) of all the properties charged by NTTC as chargor in favour of NTGM under the Debenture and the Mortgage both dated December 30, 2003. A Deed of Appointment of the Joint and Several Receivers (and Managers) (“the Deed of Appointment”) and a Deed of Indemnity, both dated August 14, 2012, have been executed accordingly. The Deed of Appointment has been registered in the Land Registry of Hong Kong against 13 plots of land which are charged by NTTC in favour of NTGM under the said Mortgage.

As requested by the Joint and Several Liquidators, an initial interview was held on January 31, 2013 between the directors of NTGM and the Joint and Several Liquidators, in which the Joint and Several Liquidators confirmed that all the assets of NTTC have been taken over by the Receivers.

The Shatin Magistrates’ Court upon the application of the Registrar of Companies issued a Summons to NTGM dated December 28, 2012 (which will be heard on April 16, 2013) due to the delay in the registration of the Notification of Mortgagee Entering into Possession of Property (Form M3) by the Receivers.

(2) NTGM

(a) The HKIRD has also made estimated assessments against Nam Tai Group Management Limited (“NTGM”), another wholly-owned subsidiary of Nam Tai, which has been inactive since 2005. This assessment, which relates to the tax years of 2001 and 2002, is in the amount of approximately $172, including interest allegedly due thereon. On December 17, 2008, the Hong Kong tax authorities issued a Writ of Summons through the District Court in Hong Kong claiming against NTGM the amount of $172 as taxes allegedly due and payable, together with interest, to the Hong Kong tax authorities for the fiscal years 2001 to 2002. NTGM filed its defense on January 29, 2009, but on February 17, 2009, HKIRD filed papers seeking to strike out NTGM’s defense. As NTGM’s defense was similar to the defense of NTTC and Senior Counsel had advised that NTTC’s defense was not arguable before the Court, NTGM accordingly agreed with HKIRD to allow Judgment to be entered against NTGM by consent.

(b) (i) On February 8, 2011, HKIRD issued a writ against NTGM claiming taxes in the amount of approximately $855 for the taxable years 2001/2002 to 2003/2004. NTGM filed a Defense to this action. The hearing of the action took place on September 6, 2011. The judgment was handed down on September 29, 2011 with the Defense being struck out and judgment was thus entered against NTGM.

(ii) The taxation process is completed. The total taxed costs as certified by the Registrar are approximately $5 plus post-judgment interest.

(c) NTGM has received demand letters from the HKIRD demanding payments of the judgment debts mentioned in paragraphs 2(a) and (b) above.

(3) NTT

(a) On September 14, 2009, the HKIRD issued a writ against Nam Tai Telecom (Hong Kong) Company Limited (“NTT”), a dormant company of the Company, claiming taxes in the amount of approximately $337 for the taxable year 2002/2003. Judgment has been entered against NTT.

(b) (i) On February 17, 2011, HKIRD issued a writ against NTT claiming taxes in the amount of approximately $34 for the taxable year 2002/2003. NTT filed a Defense to this action. The hearing of this action was heard together with the case of NTGM as discussed in paragraph (2)(b) above on September 6, 2011. Similarly, the judgment was handed down on September 29, 2011 with the Defense being struck out and judgment was thus entered against NTT.

(ii) The taxation process is completed. The total taxed costs as certified by the Registrar are approximately $5 plus post-judgment interest.

(c) NTT has received demand letters from the HKIRD demanding payments of judgment debts mentioned in paragraphs 3(a) and (b) above.

(4)	Expected Dispositions of Tax Disputes with Inactive or Dormant Subsidiaries

HKIRD has not accepted the explanations that it was necessary for these subsidiaries to perform their individual functions for the whole Nam Tai group and therefore the management fees paid by the Company by contract to support and finance all the necessary overhead expenses of these subsidiaries (not located in Hong Kong) to contribute to the businesses representing the administration and finance departmental functions from Vancouver, Canada for the whole group under the corporate structure at that time were not regarded as necessary expenses by HKIRD.

Since it is believed that it will be difficult for these subsidiaries to continue cooperating with HKIRD in the future, if the Company discontinues financing these subsidiaries, they will be forced to liquidate in due course. As these subsidiaries do not conduct any business and have been inactive or dormant for some time, and have either assets of limited book-value or no assets, Nam Tai believes that there should be no material impact from these proceeding on the Company’s financial condition, liquidity or results of operations. Accordingly, no provision has been made regarding these assessments in Nam Tai’s consolidated financial statements.

(5)	Notices of Alleged Personal Liability for Additional Taxes Against Former Directors and Officers for Signing NTTC’s Tax Returns

In addition to the legal cases against the inactive or dormant subsidiaries of the Company discussed above, in January 2011, the HKIRD issued two Notices of intention to assess additional taxes separately and personally against two former directors and officers of NTTC in the amounts of approximately $1,540 for the taxable years 1996/1997 and 1999/2000 and $667 for the taxable year 1997/1998 (“the Notices”). The taxable years involved in the controversy date from 13 to 15 years ago and initial advice received from the Company’s tax advisor is that it is very rare for tax authorities to seek to attach personal liability on directors in this situation.

The two former directors and officers to whom the Notices have been directed signed the tax returns for and on behalf of NTTC and the HKIRD has by its Notices sought to hold them personally liable for additional taxes purportedly on the basis that the relevant tax returns of NTTC were incorrect and contained omissions and understatements in violation of the Inland Revenue Ordinance, the governing tax law of Hong Kong.

The Company denies that any of NTTC’s tax return filings were incorrect or contained omissions and understatements in violation of the Inland Revenue Ordinance and believes that no incorrect tax return was ever filed.

The two former directors submitted various written representations in opposition to the issuance of the Notices, through their tax advisors, to the HKIRD since the issuance of the Notices. One of these former directors has commenced an action in the High Court of Hong Kong in November 2011 to seek an order from the Court that, inter alia, the Notice be withdrawn by the HKIRD.

The Department of Justice of Hong Kong (representing the Commissioner of Inland Revenue of Hong Kong (“the Commissioner”)) sent to the solicitors representing the two former directors a letter dated December 31, 2012 stating that the Commissioner had considered all the written representations submitted by the two former directors and decided that there was no basis to withdraw the Notices. The Commissioner would proceed to assess the two former directors additional tax assessments under Section 82A of the Inland Revenue Ordinance.

As advised by the tax advisers of the two former directors, the maximum amounts that the Commissioner can claim against the two former directors under the Notices are approximately $4,620 (for the taxable years 1996/1997 and 1999/2000) and $2,001 (for the taxable year 1997/1998) respectively. Such amounts represent 3 times the additional taxes that have been allegedly undercharged because of the alleged incorrect tax returns. Such amounts do not include interest and possible legal costs.

The two former directors will defend the additional tax assessments when the same are issued by the Commissioner.

At this time, Nam Tai is unable to assess the potential impact of these proceedings on the Company. However, the Company may be required to indemnify and defend this matter for the former directors and officers. If forced to defend, the Company plans to do so vigorously.

Nam Tai maintains a Directors’ and Officers’ Liability Insurance for certain claims or liabilities that may arise by reason of the status or service of its directors and officers (“the Policy”). Nam Tai has informed the insurance carriers of the Policy about the HKIRD’s Notices against NTTC’s two former directors. So far, the insurance carriers have raised no objection to the Notices constituting a claim under the terms of the Policy and have reimbursed Nam Tai for the legal costs and other expenses incurred by Nam Tai for defending the Notices. Nam Tai will continue to seek from the insurance carriers reimbursement of its legal costs and other expenses incurred in defending the Notices and/or the additional tax assessments (when the same are issued by the Commissioner).

Accordingly, no provision has been made regarding these assessments in Nam Tai’s consolidated financial statements.

The current and deferred components of the income tax expense appearing in the consolidated statements of income are as follows:

Year ended December 31,	2010	2011	2012
Current tax	$(8,135)	$(3,672)	$(13,593)
Deferred tax	4,463	2,700	(3,706)

	$(3,672)	$(972)	$(17,299)

The Company’s deferred tax assets and liabilities as of December 31, 2011 and 2012 are attributable to the following:

December 31,	2011	2012
Net operating losses	$6,199	$5,316
Obsolete inventories	10	356
Allowance for doubtful accounts	2	—
Allowance for doubtful payables	—	101
Property, plant and equipment	4,156	5,420

Total deferred tax assets	10,367	11,193
Less: valuation allowance	(1,344)	(5,316)

Deferred tax assets	9,023	5,877

Deferred tax liability arising from withholding tax on undistributed earnings of PRC subsidiaries	(1,379)	(1,379)

Net deferred tax assets	$7,644	$4,498

Movement of valuation allowance:

December 31,	2010	2011	2012
At beginning of the year	$1,223	$916	$1,344
Current year (reduction) addition	(307)	428	3,972

At end of the year	$916	$1,344	$5,316

The valuation allowance as of December 31, 2010, 2011 and 2012 was related to net operating losses carried forward that, in the judgment of management, are more likely than not that the assets will not be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income in which those temporary differences become deductible.

As of December 31, 2010, 2011 and 2012, the Company had net operating losses of $5,549, $8,147 and $10,316 respectively, which may be carried forward indefinitely. As of December 31, 2012, the Company had net operating losses of $7,060 and $7,395, which will expire in the year ending December 31, 2016 and 2017, respectively.

A reconciliation of the income tax expense to the amount computed by applying the current tax rate to the income before income taxes in the consolidated statements of income is as follows:

Year ended December 31,	2010	2011	2012
Income before income taxes	$13,538	$558	$84,914
PRC tax rate	22%	24%	25%
Income tax expense at PRC tax rate on income before income tax	$(2,978)	$(134)	$(21,229)
Effect of difference between Hong Kong and PRC tax rates applied to Hong Kong income	(134)	(221)	(258)
Effect of tax exemption	—	(1,526)	—
Effect of change in tax law	134	142	3,502
Change in valuation allowance	307	(428)	(3,972)
Deferred tax liability on withholding tax on undistributed profits of PRC subsidiaries	(276)	—	—
Tax benefit (expense) arising from items which are not assessable (deductible) for tax purposes:
Non-deductible impairment loss on goodwill	—	(708)	—
Non-deductible and non-taxable items	(770)	1,490	705
(Under) over-provision of income tax expense in prior years	(69)	1,369	185
Increase in tax expense arising from temporary differences	—	—	1,242
Withholding tax	—	—	1,772
Others	114	(956)	754

Income tax expense	$(3,672)	$(972)	$(17,299)

No income tax arose in the United States of America in any of the periods presented.